Exhibit 10.16

AMENDMENT NO. 1

TO EMPLOYMENT AGREEMENT

This AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (“Amendment No. 1”), is entered into as of the 31st day of March, 2005, by and among Francis J. Cianciola (“Employee”) and The Peoples Holding Company (“Peoples”).

WHEREAS, Peoples and Employee are parties to an Employment Agreement (the “Agreement”) dated as of July 1, 2004, pursuant to which Employee serves as President and Chief Executive Officer of Renasant Bank of Tennessee, a Tennessee-chartered bank and wholly-owned subsidiary of Peoples;

WHEREAS, effective as of March 31, 2005 at 10:00 a.m. Central Standard time (the “Effective Date and Time”), Renasant Bank of Tennessee was merged with and into Renasant Bank, a Mississippi-chartered bank and wholly-owned subsidiary of Peoples, with Renasant Bank the surviving banking association in the merger (the “Merger”); and

WHEREAS, Peoples desires to continue the employment of Employee after consummation of the Merger under the terms and conditions of the Agreement, as modified herein;

NOW THEREFORE, in consideration of the mutual promises, covenants and agreements set forth herein and in the Agreement, the parties hereby agree as follows:

1.	Definitions. Capitalized terms used but not defined herein shall have the meaning assigned to them in the Agreement.

2.	Amendment to the Agreement. The parties hereto agree that all references in the Agreement to Employee’s position as “President and Chief Executive Officer of Renasant Bank” shall be amended to read “President of the Tennessee Division of Renasant Bank”.

3.	Effective Time. This Amendment No. 1 shall be effective as of the Effective Date and Time.

4.	No Other Amendment. Except as specifically provided in this Amendment No. 1, the terms of the Agreement shall remain in full force and effect, and no other amendment to the Agreement is intended or may be inferred from this Amendment No. 1.

5.	Governing Law. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of Tennessee excluding conflicts of law principles.

6.	Counterparts. This Amendment No. 1 may be executed in two or more counterparts, all of which shall together constitute one and the same instrument.

7.	Entire Agreement. This Amendment No. 1 constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto.

IN WITNESS WHEREOF, the parties have duly executed this Amendment No.1 to the Agreement as of the date and year first above written.

EMPLOYEE:

/s/ Francis J. Cianciola
Francis J. Cianciola

THE PEOPLES HOLDING COMPANY

/s/ E. Robinson McGraw
Name:	E. Robinson McGraw
Title:	President and Chief Executive Officer

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